1Q M a y 4 , 2 0 2 1 First Quarter 2021 Earnings CO NF ERENC E CALL Louis Pinkham Chief Executive Officer Rob Rehard Vice President Chief Financial Officer

©2021 Regal Beloit Corporation 2 1Q 2021 CAUTIONARY STATEMENT Forward Looking Statements Certain statements made in this release are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. This release contains forward- looking statements, within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about the Company’s future results, performance, prospects and opportunities. Such forward-looking statements may include, among other things, statements about the Company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and estimates for future periods. Forward-looking statements may also include statements relating to the proposed acquisition of Rexnord Corporation’s (“Rexnord”) Process & Motion Control business (the “PMC Business”) (the “Rexnord Transaction”), the benefits and synergies of the Rexnord Transaction, future opportunities for the Company, the PMC Business and the combined company, and any other statements regarding the Rexnord Transaction or the combined company. Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project,” “forecast,” and similar expressions. These forward-looking statements are based upon information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the performance, prospects, or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Important factors that could cause actual results to differ materially from the results referred to in the forward-looking statements the Company makes in this release include: the continued financial and operational impacts of and uncertainties relating to the COVID-19 pandemic on customers and suppliers and the geographies in which they operate; uncertainties regarding the ability to execute restructuring plans within expected costs and timing; our ability to develop new products based on technological innovation, such as the Internet of Things (“IoT”), and marketplace acceptance of new and existing products, including products related to technology not yet adopted or utilized in certain geographic locations in which we do business; fluctuations in commodity prices and raw material costs; our dependence on significant customers; effects on earnings of any significant impairment of goodwill or intangible assets; prolonged declines or disruption in one or more markets we serve, such as heating, ventilation, air conditioning (“HVAC”), refrigeration, power generation, oil and gas, unit material handling or water heating; product liability and other litigation, or claims by end users, government agencies or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; our overall debt levels and our ability to repay principal and interest on our outstanding debt, including debt assumed or incurred in connection with the Rexnord Transaction; our dependence on key suppliers and the potential effects of supply disruptions; seasonal impact on sales of our products into HVAC systems and other residential applications; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor and controls, power generation and power transmission industries; risks associated with global manufacturing, including risks associated with public health crises; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, tariffs, immigration, customs, border actions and the like, and other external factors that we cannot control; unanticipated costs or expenses we may incur related to litigation, including product warranty issues; infringement of our intellectual property by third parties, challenges to our intellectual property and claims of infringement by us of third party technologies; losses from failures, breaches, attacks or disclosures involving our information technology infrastructure and data; the possibility that the conditions will not be satisfied or the approvals will not be obtained required to complete the Rexnord Transaction, including shareholder or regulatory approvals, and the possibility that the IRS ruling sought in connection with the Rexnord Transaction will not be received on the terms requested, or at all; changes in the extent and characteristics of the common shareholders of Rexnord and the Company and its effect pursuant to the merger agreement for the Rexnord Transaction on the number of shares of Company common stock issuable pursuant to the transaction, magnitude of the dividend payable to Company shareholders pursuant to the transaction and the extent of indebtedness to be incurred by the Company in connection with the transaction; failure to successfully integrate the PMC Business and any other future acquisitions into our business or achieve expected synergies and operating efficiencies, due to factors such as the future financial and operating performance of the acquired business, loss of key executives and employees, and operating costs, customer loss and business disruption being greater than expected; costs and indemnification obligations related to the Rexnord Transaction; unanticipated liabilities of acquired businesses, including the PMC Business; operating restrictions related to the Rexnord Transaction; unanticipated adverse effects or liabilities from business exits or divestitures; changes in the method of determining London Interbank Offered Rate (“LIBOR”), or the replacement of LIBOR with an alternative reference rate; cyclical downturns affecting the global market for capital goods; and other risks and uncertainties including, but not limited, to those described in “Part I - Item 1A - Risk Factors” in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 2, 2021 and from time to time in other filed reports. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this release are made only as of the date of this release, and the Company undertakes no obligation to update any forward-looking information contained in this release or with respect to the announcements described herein to reflect subsequent events or circumstances. Additional information regarding these and other risks and uncertainties is included in “Part I - Item 1A - Risk Factors” in our Annual Report on Form 10-K filed with the SEC on March 2, 2021 and from time to time in other filed reports.

©2021 Regal Beloit Corporation 3 NON-GAAP FINANCIAL MEASURES We prepare financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the tables in the appendix to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating margin, adjusted net sales, net debt, adjusted EBITDA, adjusted operating leverage, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin, and adjusted diluted earnings per share for ongoing business. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. Our management primarily uses adjusted income from operations, adjusted operating income, adjusted operating margin, and adjusted operating leverage to help us manage and evaluate our business and make operating decisions, while adjusted diluted earnings per share, net debt, adjusted EBITDA, adjusted net sales, adjusted net income attributable to Regal Beloit Corporation, free cash flow, free cash flow as a percentage of adjusted net income attributable to Regal Beloit Corporation, adjusted income before taxes, adjusted provision for income taxes, adjusted effective tax rate, net sales from ongoing business, adjusted income from operations of ongoing business, ongoing business adjusted operating margin and adjusted diluted earnings per share for ongoing business are primarily used to help us evaluate our business and forecast our future results. Accordingly, we believe disclosing and reconciling each of these measures helps investors evaluate our business in the same manner as management. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding any sales from acquired businesses recorded prior to the first anniversary of the acquisition (“net sales from business acquired") and excluding any sales from business divested/to be exited (“net sales from business divested/to be exited“) recorded prior to the first anniversary of the exit and excluding the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s organic sales using the currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. For further clarification, we may use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales. 1Q 2021

©2021 Regal Beloit Corporation 4 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2021 Results & 2Q 2021 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 1Q 2021

1Q 2021

CEO COMMENTARY AND OVERVIEW

- Sales Up 9.1% on an Organic Basis
  - Short Cycle Industrial Recovery Gaining Momentum
  - 80/20 Pruning Initiatives Reduced Sales by ~200bps
- Adjusted Operating Margin Up 310bps On Volume, Cost-Out's, Mix
  - Incremental Margin of 42%
  - Adjusted Gross Margin Up ~180bps
- Free Cash Flow of $39M
  - FCF Conversion at 59%, Consistent with Typical Seasonality
- Order Rates Accelerated in 1Q/April
  - Orders +17%** in 1Q, with April Up ~90%
  - N.A. HVAC Orders +21%** in 1Q
  - Pool Pump Orders +14%** in 1Q

($ in millions, except per share data)	1Q 2020	1Q 2021
Adjusted Net Sales*	**$734.2**	**$814.1**
Adjusted Income from Operations*	**$79.2**	**$113.1**
Adjusted Operating Margin*	**10.8%**	**13.9%**
Adjusted Diluted EPS*	**$1.31**	**$1.98**
Free Cash Flow*	**$91.8**	**$38.8**

* Non-GAAP Financial Measurement, See Appendix for Reconciliation

** Daily basis

REGAL
CREATING A BETTER TOMORROW™...
©2021 Regal Beloit Corporation
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1Q 2021 CASE STUDY – PTS HUB CITY HERA GEAR DRIVES

Regal domain expertise and superior technologies are helping customers improve operational efficiency – reducing downtime, lowering energy costs, and limiting waste streams.

Customer Problem
A large distribution warehouse had oil leaks on its conveyor system due to competitor gear drive seal failures, costing the owner downtime and wasted lubricant.

Regal Solution
- Replace faulty competitor drives with Regal's Hub City HERA, which runs significantly cooler given its higher efficiency, resulting in longer seal life and saving the customer over $200K annually in avoided line downtime.
- Using our *Perceptiv* diagnostic tools, Regal "right-sized" the conveyor motors, saving ¼ amp/motor, worth $80K/year.

Regal / Customer Win-Win
- Customer realizes significant savings, improved uptime, operates using less energy and less wasted lubricant.
- Regal sells superior system of advanced gear boxes and replacement motors.
- Solidly strengthens customer relationship.







Aligning Energy-Saving Solutions & Profitable Growth In The Industrial Drive Train

REGAL CREATING A BETTER TOMORROW™...
©2021 Regal Beloit Corporation
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©2021 Regal Beloit Corporation 7 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2021 Results & 2Q 2021 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 1Q 2021

©2021 Regal Beloit Corporation 8 Adjusted Net Sales* ($ Millions) $199.4 $237.0 1Q20 1Q21 $15.1 $27.7 1Q20 1Q21 Adjusted Income from Operations* ($ Millions) Sales • Organic Sales* Up 15.9% • Key Drivers + China/Asia-Pacific + C-HVAC Globally + Pool Pump ‒ 80/20 Account Pruning (~1.6%) Adjusted Operating Margin* • 11.7% of Adj. Net Sales • Up 410 bps from Prior Year + Volume + Mix + Productivity ‒ Expedited Freight ‒ Logistics (port congestion) COMMERCIAL SYSTEMS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 1Q 2021 Strong Organic Growth & Mix Drive Sizable Margin Gains

1Q 2021 INDUSTRIAL SYSTEMS

Sales

- **Organic Sales* Up 1.5%**
- **Key Drivers**
  + China
  + India
  + Data Centers
  – General Industrial (N.A., MENA)
  – 80/20 Account Pruning (~1.8%)

Adjusted Operating Margin*

- **3.0% of Adj. Net Sales**
- **Up 190 bps from Prior Year**
  + Mix
  + Volume
  + Cost Reductions
  – Net Material Cost


Adjusted Net Sales*
($ Millions)
$129.6
$136.4
1Q20
1Q21
Adjusted Income from Operations*
($ Millions)
$1.4
$4.1
1Q20
1Q21

* Non-GAAP Financial Measurement, See Appendix for Reconciliation.

Volume, Mix & Cost Reductions Benefit Margins; Expect Further Expansion Ahead

REGAL CREATING A BETTER TOMORROW™...
©2021 Regal Beloit Corporation
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©2021 Regal Beloit Corporation 10 Adjusted Net Sales* ($ Millions) $210.1 $239.1 1Q20 1Q21 $32.0 $43.6 1Q20 1Q21 Adjusted Income from Operations* ($ Millions) Sales • Organic Sales* Up 14.0% • Key Drivers + N.A. HVAC + EMEA + G.I. + Commercial Refrigeration – 80/20 Pruning (~3.0%) Adjusted Operating Margin* • 18.2% of Adj. Net Sales • Up 300 bps from Prior Year + Volume + Cost Reductions + Mix (Distribution, ECM, Pruning) – Net Material Cost CLIMATE SOLUTIONS * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 1Q 2021 HVAC Momentum Remains Strong, Further Re-stock Ahead

©2021 Regal Beloit Corporation 11 $195.1 $201.6 1Q20 1Q21 $30.7 $37.7 1Q20 1Q21 Adjusted Income from Operations* ($ Millions) Sales • Organic Sales* Up 1.8% • Key Drivers + Aero (Project Win) + Unit Handling (Modsort Gains) + China – Solar YOY Project Timing – O&G Adjusted Operating Margin* • 18.7% of Adj. Net Sales • Up 300 bps from Prior Year + Cost Reductions + Net Material Cost + Mix POWER TRANSMISSION SOLUTIONS Adjusted Net Sales* ($ Millions) * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 1Q 2021 Margin Performance Outpaced Sales Growth As Business Transformation Continues

©2021 Regal Beloit Corporation 12 Capital Expenditures • $10.7 Million in 1Q 2021 • $57.0 Million Expected in FY 2021** Effective Tax Rate (ETR) • 23.2% Adj. ETR* in 1Q 2021 • 21.0% Adj. ETR* Expected in FY 2021** Restructuring & Related Costs • $1.7 Million in 1Q 2021 • $16.0 Million Expected in FY 2021** FCF Consistent With Typical Seasonality; Net Leverage Down To 0.9x KEY FINANCIAL METRICS Balance Sheet as April 3, 2021 • Total Debt of $1,017.7 Million • Net Debt of $451.3 Million • Net Debt/Adj. EBITDA* of 0.9 Free Cash Flow* • $38.8 Million in 1Q 2021 • 1Q Conversion of 59.1% • No Shares Purchased in 1Q 2021 • Remaining authorization $210M * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 1Q 2021 ** Guidance does not factor any costs, expenses or other effects of the Rexnord-PMC transaction.

1Q 2021 | 2Q 2021 OUTLOOK

Introducing 2Q 2021 Guidance*

- Adjusted Diluted Earnings per Share** in a Range of $1.85 to $2.05 for 2Q, Up Over 100% YOY at the Mid-Point

Other FY 2021 Modeling Assumptions

- Net Interest Expense of ~$28 Million***
- Capital Expenditures of ~$57 Million
- Depreciation & Amortization Expense of ~$131 Million
- Effective Tax Rate of ~21%
- Expect FCF > 100% of Adj. Net Income

* Guidance does not factor any costs, expenses or other effects of the Rexnord-PMC transaction.
** Non-GAAP Financial Measurement, See Appendix for Reconciliation.
*** Excludes Rexnord transaction-related financing costs.

Strong Momentum Continues as 2021 Unfolds

REGAL | CREATING A BETTER TOMORROW™...
©2021 Regal Beloit Corporation
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©2021 Regal Beloit Corporation 14 AGENDA Opening Comments & Overview LOUIS PINKHAM, CEO 1Q 2021 Results & 2Q 2021 Outlook ROB REHARD, CFO Questions & Answers Closing Remarks LOUIS PINKHAM, CEO 1Q 2021

1Q Appendix

©2021 Regal Beloit Corporation 16 APPENDIX1Q 2021 ADJUSTED DILUTED EARNINGS PER SHARE Apr 3, 2021 Mar 30, 2020 GAAP Diluted Earnings Per Share 1.60$ 1.12$ Restructuring and Related Costs 0.03 0.10 Transaction Costs 0.36 — Loss on Businesses Divested and Assets to be Exited — 0.03 Gain on Sales of Assets (0.01) — Net Loss from Businesses Divested/to be Exited — 0.01 Executive Transition Costs — 0.05 Adjusted Diluted Earnings Per Share 1.98$ 1.31$ Three Months Ended

©2021 Regal Beloit Corporation 17 APPENDIX1Q 2021 2021 ADJUSTED SECOND QUARTER GUIDANCE Minimum Maximum 2021 Diluted EPS Second Quarter Guidance 1.50$ 1.70$ Transaction and Related Costs 0.24 0.24 Restructuring and Related Costs 0.11 0.11 2021 Adjusted Diluted EPS Second Quarter Guidance 1.85$ 2.05$

©2021 Regal Beloit Corporation 18 APPENDIX1Q 2021 ADJUSTED INCOME FROM OPERATIONS (Dollars in Millions) Apr 3, 2021 Mar 28, 2020 Apr 3, 2021 Mar 28, 2020 Apr 3, 2021 Mar 28, 2020 Apr 3, 2021 Mar 28, 2020 Apr 3, 2021 Mar 28, 2020 GAAP Income (Loss) from Operations 27.5$ 12.1$ 3.7$ (0.1)$ 43.3$ 29.5$ 22.6$ 28.5$ 97.1$ 70.0$ Restructuring and Related Costs 0.2 1.8 0.5 0.9 0.3 1.1 0.7 1.8 1.7 5.6 Transaction Costs - - - - - - 14.7 - 14.7 - Loss on Businesses Divested and Assets to be Exited - 0.7 - 0.2 - 0.5 - - - 1.4 Gain on Sale of Assets - - (0.1) - - - (0.3) - (0.4) - Operating Loss from Businesses Divested/to be Exited - - - - - 0.4 - - - 0.4 Executive Transition Costs - 0.5 - 0.4 - 0.5 - 0.4 - 1.8 Adjusted Income from Operations 27.7$ 15.1$ 4.1$ 1.4$ 43.6$ 32.0$ 37.7$ 30.7$ 113.1$ 79.2$ GAAP Operating Margin % 11.6% 6.1% 2.7% (0.1)% 18.1% 14.0% 11.2% 14.6% 11.9% 9.5 % Adjusted Operating Margin % 11.7% 7.6% 3.0% 1.1% 18.2% 15.2% 18.7% 15.7% 13.9% 10.8 % Three Months Ended Commercial Systems Climate Solutions Power Transmission SolutionsIndustrial Systems Total Regal

©2021 Regal Beloit Corporation 19 APPENDIX1Q 2021 ADJUSTED NET SALES (Dollars in Millions) Apr 3, 2021 Mar 28, 2020 Apr 3, 2021 Mar 28, 2020 Apr 3, 2021 Mar 28, 2020 Apr 3, 2021 Mar 28, 2020 Apr 3, 2021 Mar 28, 2020 Net Sales 237.0$ 199.4$ 136.4$ 129.6$ 239.1$ 210.1$ 201.6$ 195.1$ 814.1$ 734.2$ Adjusted Net Sales 237.0$ 199.4$ 136.4$ 129.6$ 239.1$ 210.1$ 201.6$ 195.1$ 814.1$ 734.2$ Total Regal Three Months Ended Commercial Systems Climate Solutions Power Transmission SolutionsIndustrial Systems

©2021 Regal Beloit Corporation 20 APPENDIX1Q 2021 ADJUSTED EFFECTIVE TAX RATE (Dollars in Millions) Apr 3, 2021 Mar 28, 2020 Income before Taxes 87.2$ 60.6$ Provision for Income Taxes 20.2 13.9 Effective Tax Rate 23.2% 22.9% Income before Taxes 87.2$ 60.6$ Loss on Businesses Divested and Assets to be Exited - 1.4 Adjusted Income before Taxes 87.2$ 62.0$ Provision for Income Taxes 20.2$ 13.9$ Tax Effect from Loss on Businesses Divested and Assets to be Exited - 0.3 Non-deductible Portion of Executive Transition Costs - (0.5) Adjusted Provision for Income Taxes 20.2$ 13.7$ Adjusted Effective Tax Rate 23.2% 22.1% Three Months Ended

©2021 Regal Beloit Corporation 21 APPENDIX1Q 2021 FREE CASH FLOW (Dollars in Millions) Apr 3, 2021 Mar 28, 2020 Net Cash Provided by Operating Activities 49.5$ 102.7$ Additions to Property Plant and Equipment (10.7) (10.9) Free Cash Flow 38.8$ 91.8$ GAAP Net Income Attributable to Regal Beloit Corporation 65.6$ 45.8$ Loss on Businesses Divested and Impairments - 1.4 Tax Effect from Loss on Businesses Divested and Impairments - (0.3) Adjusted Net Income Attributable to Regal Beloit Corporation 65.6$ 46.9$ Free Cash Flow as a Percentage of Adjusted Net Income Attributable to Regal Beloit Corporation 59.1% 195.7 % Three Months Ended

©2021 Regal Beloit Corporation 22 APPENDIX1Q 2021 ORGANIC SALES GROWTH (Dollars in Millions) Commercial Systems Industrial Systems Climate Solutions Power Transmission Solutions Total Regal Net Sales Three Months Ended Apr 3, 2021 237.0$ 136.4$ 239.1$ 201.6$ 814.1$ Impact from Foreign Currency Exchange Rates (5.8) (4.8) 0.4 (2.9) (13.1) Organic Sales Three Months Ended Apr 3, 2021 231.2$ 131.6$ 239.5$ 198.7$ 801.0$ Net Sales Three Months Ended Mar 28, 2020 199.4$ 129.6$ 210.1$ 195.1$ 734.2$ Organic Sales Growth % 15.9% 1.5% 14.0% 1.8% 9.1 % Net Sales Growth % 18.9% 5.2% 13.8% 3.3% 10.9 % Three Months Ended

©2021 Regal Beloit Corporation 23 APPENDIX1Q 2021 OPERATING LEVERAGE-TOTAL REGAL (Dollars in Millions) Apr 3, 2021 Mar 28, 2020 Change GAAP Income from Operations 97.1$ 70.0$ 27.1$ Adjusted Income from Operations 113.1$ 79.2$ 33.9$ Net Sales 814.1$ 734.2$ 79.9$ Adjusted Net Sales 814.1$ 734.2$ 79.9$ GAAP Operating Leverage 33.9 % Adjusted Operating Leverage 42.4 % Three Months Ended

©2021 Regal Beloit Corporation 24 APPENDIX1Q 2021 (Dollars in Millions) LTM Apr 3, 2021 Net Income 214.1$ Plus: Income Taxes 63.1 Plus: Interest Expense 40.8 Less: Interest Income (6.3) Plus: Depreciation and Amortization 130.6 EBITDA 442.3$ Current Maturities of Debt 230.8$ Long-Term Debt 786.9 Total Gross Debt 1,017.7$ Total Gross Debt/EBITDA 2.3 TOTAL GROSS DEBT/EBITDA (Dollars in Millions) LTM Apr 3, 2021 Net Income 214.1$ Plus: Income Taxes 63.1 Plus: Interest Expense 40.8 Less: Interest Income (6.3) Plus: Depreciation and Amortization 130.6 Plus: Restructuring and Related Costs 32.9 Plus: Transaction Costs 15.4 Plus: Impairment and Exit Related Costs 3.8 Plus: Goodwill Impairment 10.5 Plus: Loss on Sale of Assets 0.2 Adjusted EBITDA 505.1$ Current Maturities of Debt 230.8$ Long-Term Debt 786.9 Total Gross Debt 1,017.7$ Total Gross Debt/Adjusted EBITDA 2.0 TOTAL GROSS DEBT/ADJUSTED EBITDA

©2021 Regal Beloit Corporation 25 APPENDIX1Q 2021 (Dollars in Millions) LTM Apr 3, 2021 Net Income 214.1$ Plus: Income Taxes 63.1 Plus: Interest Expense 40.8 Less: Interest Income (6.3) Plus: Depreciation and Amortization 130.6 EBITDA 442.3$ Current Maturities of Debt 230.8$ Long-Term Debt 786.9 Less: Cash (566.4) Total Net Debt 451.3$ Total Net Debt/EBITDA 1.0 TOTAL NET DEBT/EBITDA (Dollars in Millions) LTM Apr 3, 2021 Net Income 214.1$ Plus: Income Taxes 63.1 Plus: Interest Expense 40.8 Less: Interest Income (6.3) Plus: Depreciation and Amortization 130.6 Plus: Restructuring and Related Costs 32.9 Plus: Transaction Costs 15.4 Plus: Impairment and Exit Related Costs 3.8 Plus: Goodwill Impairment 10.5 Plus: Loss on Sale of Assets 0.2 Adjusted EBITDA 505.1$ Current Maturities of Debt 230.8$ Long-Term Debt 786.9 Less: Cash (566.4) Total Net Debt 451.3$ Total Net Debt/Adjusted EBITDA 0.9 TOTAL NET DEBT/ADJUSTED EBITDA

©2021 Regal Beloit Corporation 26 APPENDIX1Q 2021 RECONCILIATION FOR LIFO ADJUSTMENT (Dollars in Millions) GAAP Income from Operations - Recasted 12.1 (0.1) 12.1 (0.1) Adjusted Income from Operations - Recasted 15.1 1.4 15.1 1.4 GAAP Operating Margin % - Recasted 6.1% (0.1)% 6.1% (0.1)% Adjusted Operating Margin % - Recasted 7.6% 1.1% 7.6% 1.1 % GAAP Income from Operations - Recasted 6.2 3.2 18.3 3.1 Adjusted Income from Operations - Recasted 10.5 5.2 25.6 6.6 GAAP Operating Margin % - Recasted 3.5% 2.7% 4.9% 1.2 % Adjusted Operating Margin % - Recasted 6.0% 4.3% 6.8% 2.6 % GAAP Income from Operations - Recasted 24.6 7.3 42.9 10.4 Adjusted Income from Operations - Recasted 25.6 10.0 51.2 16.6 GAAP Operating Margin % - Recasted 11.3% 5.3% 7.2% 2.7 % Adjusted Operating Margin % - Recasted 11.7% 7.2% 8.6% 4.3 % GAAP Income from Operations - Recasted 22.2 (14.9) 66.2 (5.6) Adjusted Income from Operations - Recasted 23.7 2.6 76.0 18.1 GAAP Operating Margin % - Recasted 9.8% (10.7)% 8.1% (1.1)% Adjusted Operating Margin % - Recasted 10.5% 1.9% 9.3% 3.4 % Three Months Ended September 26, 2020 Three Months Ended January 2, 2021 Three Months Ended March 28, 2020 Three Months Ended June 27, 2020 Three Months Ended March 28, 2020 Six Months Ended June 27, 2020 Nine Months Ended September 26, 2020 Twelve Months Ended January 2, 2021 Quarter-to-Date Commercial Systems Industrial Systems Commercial Systems Industrial Systems Year-to-Date

©2021 Regal Beloit Corporation 27 APPENDIX Shipping Days 1Q 2Q 3Q 4Q FY 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250 2018 63 64 63 61 251 2019 63 63 63 61 250 2020 63 63 63 64 253 2021 64 64 63 60 251  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015, 2016, 2017, 2018, 2019 and 2021 have 52 weeks  Fiscal Year 2020 had 53 weeks 1Q 2021